UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[x]   Soliciting Material Pursuant to Section 240.14a-12

                           SENTINEL GROUP FUNDS, INC.

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.)   Title of each class of securities to which transaction applies:
      2.)   Aggregate number of securities to which transaction applies:
      3.)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount which the filing fee is calculated and state how it was determined):
      4.)   Proposed maximum aggregate value of transaction:
      5.)   Total fee paid:

BALLOT:

[LOGO] SENTINEL FUNDS             YOU MAY AUTHORIZE A PROXY VOTE BY TELEPHONE AT
       Integrity Since 1934                 1-866-437-4715, BY VISITING
                                    www.myproxyonline.com OR BY RETURNING THIS
                                       PROXY CARD IN THE ENCLOSED ENVELOPE

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH APPLICABLE PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH APPLICABLE PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF STOCKHOLDERS SCHEDULED TO BE HELD ON SEPTEMBER 6, 2005 ("MEETING") OR ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE AUTHORIZE A PROXY BY TELEPHONE, BY INTERNET OR BY COMPLETING, DETACHING AND MAILING THE LOWER PORTION OF THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

   SENTINEL BOND FUND, SENTINEL CORE MID CAP FUND, SENTINEL GROWTH INDEX FUND,
                   EACH A SERIES OF SENTINEL GROUP FUNDS, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1(A), (B) AND (C), AS APPLICABLE.

THE UNDERSIGNED HEREBY APPOINTS KERRY A. JUNG AND D. RUSSELL MORGAN AS PROXIES, ACTING BY A MAJORITY OF THOSE PRESENT, EACH WITH THE FULL POWER TO APPOINT A SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, ALL THE SHARES OF THE APPLICABLE FUND HELD OF RECORD BY THE UNDERSIGNED ON JUNE 18, 2005, AS INDICATED ABOVE, AT THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

--------------------------------------------------------------------------------

SENTINEL GROUP FUNDS, INC.

This proxy, when properly executed, will be voted in the manner you directed with respect to shares that you own. If no direction is given with respect to a particular item, this proxy will be voted FOR each of the items that relate to the particular Fund shares that you own.

                                             NOTE: Please sign exactly as your
                                             name(s) appear on this card. Joint
                                             owners should each sign
                                             individually. Corporate proxies
                                             should be signed in full corporate
                                             name by an authorized officer.
                                             Fiduciaries should give full
                                             titles.


                                             -----------------------------------
                                             Signature


                                             -----------------------------------
                                             Signature of joint owner, if any


                                             -----------------------------------
                                             Date

|X| EasyProxy(TM)                                                 CONTROL NUMBER
                                                                  --------------

                                                                  --------------

                      WE NEED YOUR PROXY VOTE IMMEDIATELY.
  YOUR PROMPT ATTENTION WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

Below is a consolidated proxy ballot which will allow you to vote your shares held in all of your investments with the Sentinel Funds. While you may vote separately by checking a box beside each Fund, we have also provided you with a quick way to vote for all Funds and proposals in the same manner. To do this, simply check a box beside "VOTE ALL PROPOSALS". Note, only record date shareholders of the Bond Fund may vote on Proposal 1(a), the Core Mid Cap Fund may vote on Proposal 1(b) and the Growth Index Fund may vote on Proposal 1(c).

Please SIGN AND DATE THE REVERSE SIDE before mailing in your proxy card, or authorize a proxy vote by telephone by calling toll free 1-866-437-4715. You may also authorize a proxy vote via the Internet by going to www.myproxyonline.com. If you use the toll-free number or the Internet, you will need to enter the voting control number above.

The Board of Directors recommends a vote FOR all proposals.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

TO PROVIDE PROXY INSTRUCTIONS, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:|x|

TO VOTE ALL PROPOSALS IN THE               FOR |_|    AGAINST |_|    ABSTAIN |_|
SAME MANNER, CHECK A BOX HERE

1(a). To approve the reorganization of     FOR |_|    AGAINST |_|    ABSTAIN |_|
      the Bond Fund in accordance with
      the Plan of Reorganization and the
      transactions it contemplates,
      including an amendment to the
      Charter, as described in the Proxy
      Statement/Prospectus. (Bond Fund
      shareholders only)

1(b). To approve the reorganization of     FOR |_|    AGAINST |_|    ABSTAIN |_|
      the Core Mid Cap Fund in
      accordance with the Plan of
      Reorganization and the
      transactions it contemplates,
      including an amendment to the
      Charter, as described in the Proxy
      Statement/Prospectus. (Core Mid
      Cap Fund shareholders only)

1(c). To approve the reorganization of     FOR |_|    AGAINST |_|    ABSTAIN |_|
      the Growth Index Fund in
      accordance with the Plan of
      Reorganization and the
      transactions it contemplates,
      including an amendment to the
      Charter, as described in the Proxy
      Statement/Prospectus. (Growth
      Index Fund shareholders only)

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE

WEB PAGES

Information on the Current Proxy

On June 9, 2005, the Board of Directors approved proposals under which

      o the Sentinel Bond Fund would reorganize into the Sentinel Government Securities Fund,
      o the Sentinel Core Mid Cap Fund would reorganize into the Sentinel Mid Cap Growth Fund and
      o the Sentinel Growth Index Fund would reorganize into the Sentinel Flex Cap Opportunity Fund.

If approved by shareholders of the Bond Fund, Core Mid Cap Fund and Growth Index Fund, the reorganizations are expected to occur in late September, 2005.

             THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE
                          REORGANIZATION OF YOUR FUND.

YOU MAY VOTE IN THE FOLLOWING MANNER:

      o Authorize a proxy by touch tone phone by calling the phone number listed on your proxy card;

      o     Authorize a proxy by Internet
            Click here if your proxy card shows this logo
            [graphic omitted]
            Click here if your proxy card shows this logo
            [graphic omitted]

      These links will take you to the proxy voting site of a vendor that has contracted with us or your financial intermediary and who is not affiliated with the Sentinel Funds. The Sentinel Funds are not responsible for the content or operation of these sites.

      o Authorize a proxy by completing, signing, dating and returning your proxy card or
      o     Attend the meeting and vote by ballot.

To vote by touch tone phone or Internet, you will need the control number printed on your proxy card.

                              QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT

Q. What does it mean to be represented by proxy?

A. Being represented by proxy means that you have appointed someone else to act on your behalf as your proxy at the stockholders meeting. Your appointed proxy must vote each proposal according to the instructions you provided.

Q. On what am I being asked to vote at the upcoming Special Meeting of Shareholders ("Meeting") on September 6, 2005?

A. Shareholders of the Sentinel Bond Fund ("Bond Fund") are being asked to approve its reorganization with and into the Sentinel Government Securities Fund ("Government Securities Fund"). Shareholders of the Sentinel Core Mid Cap Fund ("Core Mid Cap Fund") are being asked to approve its reorganization with and into the Sentinel Mid Cap Growth Fund ("Mid Cap Growth Fund"). Shareholders of the Sentinel Growth Index Fund ("Growth Index Fund") are being asked to approve its reorganization with and into the Sentinel Flex Cap Opportunity Fund ("Opportunity Fund"). Each of these transactions is called a "Reorganization."

Q. Has the Board of Directors approved each Reorganization?

A. The Board of Directors has agreed that each Reorganization is in the shareholders' best interests and recommends that you vote in favor of your Fund's Reorganization.

Q. How will the Reorganization affect me as a shareholder?

A. Bond Fund shareholders will become shareholders of the Government Securities Fund. Core Mid Cap Fund shareholders will become shareholders of the Mid Cap Growth Fund. Growth Index Fund shareholders will become shareholders of the Opportunity Fund.

Q. Why are the Opportunity Fund's pro forma total annual expenses higher than that of the Growth Index Fund?

A. The Opportunity Fund's higher advisory fee is reflective of the additional costs involved in actively managing a fund. The Opportunity Fund also carries a higher 12b-1 fee. Sentinel Advisors Company, the Opportunity Fund's investment advisor, has agreed to waive fees and/or reimburse expenses to cap total annual expenses for the Class A shares of the Opportunity Fund for twelve months after the Reorganization. The Opportunity Fund's Class B and Class C shares will participate in any waiver of the Fund's advisory fee made to meet the expense cap for Class A.

Q. What is the timetable for each Reorganization?

A. If approved by shareholders at the Meeting, each Reorganization is expected to take effect on or about September 23, 2005.

Q. Who will pay for each Reorganization?

A. The expenses of the proxy solicitation and shareholder meeting, including legal expenses, printing, packaging, and postage, will be borne equally by the Funds and their investment advisor, Sentinel Advisors Company, and/or an affiliate.

Q. What will I receive in exchange for my current shares?

A. An account will be created for you that will be credited with Government Securities Fund, Mid Cap Growth Fund or Opportunity Fund shares, as applicable, with an aggregate value equal to the value of your respective Bond Fund, Core Mid Cap Fund or Growth Index Fund shares at the time of your Fund's Reorganization. Although the value in your account will be the same, you may receive a greater or lesser number of shares. No physical share certificates will be issued to you. All stock certificates for shares of the Bond Fund, Core Mid Cap Fund and Growth Index Fund will be cancelled.

Q. Will my Fund's Reorganization result in any federal tax liability to me?

A. Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization. However, each of the Bond Fund, Core Mid Cap Fund and Growth Index Fund will declare a dividend just prior to the Reorganization, which may result in taxable income to that Fund's shareholders.

Q. Can I exchange or redeem my Bond Fund, Core Mid Cap Fund or Growth Index Fund shares before my Fund's Reorganization takes place?

A. Yes. You may exchange your Fund shares for appropriate shares of another Sentinel Fund, or redeem your shares, at any time before a Reorganization takes place, as set forth in your Fund's Prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and may be a taxable transaction. In addition, you will be charged any applicable contingent deferred sales charge or redemption fee on your exchange or redemption.

Q. What will happen to my active Automatic Investment Plan or Systematic Withdrawal Plan?

A. All accounts options, including Automatic Investment Plans, Systematic Withdrawal Plans and Bank Instructions, will automatically be copied to your new account.

Q. Will I be able to continue to use my Bond Fund checkbook?

A. Yes, the Bond Fund checkbook may be used for thirty (30) days after completion of the Bond Fund Reorganization. During this thirty-day window, a replacement Government Securities Fund checkbook will be sent to you.

Q. Will I be able to count the holding period of my Core Mid Cap Fund or Growth Index Fund Class B or Class C or Bond Fund Class B shares toward any contingent deferred sales charge on the new shares I receive in a Reorganization?

A. All Class B and Class C shares of the Mid Cap Growth Fund and Opportunity Fund issued in each Reorganization will retain both the holding period and the contingent deferred sales charge schedule of the corresponding Class B or Class C shares of the Core Mid Cap Fund or Growth Index Fund, respectively. The Class A shares of the Government Securities Fund issued to Bond Fund Class B shareholders in its Reorganization will not be subject to any contingent deferred sales charge.

Q. What happens if shareholders do not approve a Reorganization?

A. If your Fund's Reorganization is not approved, you will remain a shareholder of your Fund. The approval of a particular Reorganization is not contingent upon the approval of the other Reorganizations.

Q. I don't own very many shares. Why should I bother to vote?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote, a Fund may not receive sufficient votes to hold the Meeting or approve its Reorganization.

Q. Who is entitled to vote?

A. Any person who owned shares of the Bond Fund, Core Mid Cap Fund or Growth Index Fund on the record date, which was the close of business on the New York Stock Exchange on June 18, 2005, is entitled to vote on the applicable Reorganization - even if that person later sells the shares. You may cast one vote for each dollar of net asset value per share of the Bond Fund, Core Mid Cap Fund or Growth Index Fund you owned on the record date.

ADDITIONAL Q&A



                                 Additional Q&A
                                  July 21, 2005

Q. Why are you reorganizing the Bond Fund, which can invest in corporate bonds, into the Government Securities Fund, which cannot?

A. 1. The Bond Fund's assets are on a downward trend and expenses are not where we would like to see them. This consolidation strategy is being executed to grow the Funds' assets, which should help diminish expenses for the shareholder - consistent with our belief of shareholder first.

2. We are applying our expertise in areas where we feel we can provide value to the shareholder. We feel by continuing with this strategy we are focusing our efforts on our strengths.

3. Both Funds are being managed along very similar lines with the same portfolio manager and, given our resources and expertise, we would continue to expect them to be managed this way.

Q. Should I expect to receive a capital gain distribution from the Bond Fund as a result of its sales of securities that are not U.S. government or money market securities?

A. Based on an analysis of the Fund's holdings as of June 30, 2005, all of the capital gains realized by the Bond Fund would be offset by the Fund's capital loss carryforwards. Therefore, the Bond Fund does not expect to payout a capital gain as a result of those sales.